UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item    5.07 Submission of Matters to a Vote of Security Holders.

Emergent BioSolutions Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 26, 2022. A total of 44,925,499 shares of the Company’s common stock were present or represented by proxy, which represented approximately 89.04% of the Company’s 50,453,383 shares of common stock that were outstanding and entitled to vote at the Annual Meeting as of the record date of March 31, 2022. Stockholders considered the three proposals outlined below, each of which is described in more detail in the proxy statement.

Proposal 1. To elect three Class I directors to hold office for a term expiring at our 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified. All director nominees were elected. The voting results were as follows:

Director Nominee	For	Against	Abstaining	Broker Non-Votes
Keith Katkin*	41,292,475	1,543,243	114,802	1,974,979
Ronald Richard**	35,069,230	7,426,325	454,965	1,974,979
Kathryn Zoon, Ph.D.***	39,398,015	3,443,506	108,999	1,974,979

* Mr. Katkin is a member of the Nominating and Corporate Governance Committee and the Strategic Operations Committee.
** Mr. Richard is Chair of the Nominating and Corporate Governance Committee. He is also a member of the Audit Committee and the Strategic Operations Committee.
*** Dr. Zoon is Chair of the Scientific Review Committee and the Special Committee on Manufacturing and Quality Operations. She is also a member of the Compensation Committee, the Nominating and Corporate Governance Committee and the Strategic Operations Committee.

Proposal 2. To ratify the appointment by the Audit Committee of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022. Proposal 2 was approved. The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
44,181,459	661,390	82,650	N/A

Proposal 3. To approve, on an advisory basis, the compensation of our named executive officers. Proposal 3 was approved. The voting results were as follows:

For	Against	Abstaining	Broker Non-Votes
39,818,757	3,044,802	86,961	1,974,979

Item    7.01 Regulation FD Disclosure.

On May 26, 2022, Company management delivered a presentation at the Annual Meeting. A copy of the presentation is being furnished as Exhibit 99 hereto.

Item    9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99	Annual Meeting Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: May 27, 2022	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer